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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We herby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-11443) of SIS Bancorp, Inc. of our report dated January 22, 1998 appearing on page 76 of this Form 10-K.


/s/ Price Waterhouse
Price Waterhouse LLP

Boston, Massachusetts
March 30, 1998